UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2014

Commission File Number: 0-25662

ANADIGICS, Inc.
(Exact name of registrant as specified in its charter)
Delaware	22-2582106
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

141 Mt. Bethel Road, Warren, NJ	07059
(Address of prinicipal executive offices)	(Zip Code)

908-668-5000
(Registrants telephone number, including area code)

Item 1.01 Entry into a Material Definitive Agreement

On April 30, 2014, the Company entered into a Second Amendment (the “Amendment”) to the Credit Agreement.  The Amendment replaced the Minimum EBITDA Covenant in Subsection 6.5(a) of the Credit Agreement with the following covenant:

“(a) Minimum EBITDA Covenant. Cause to be maintained as of the end of each fiscal quarter, an EBITDA of not less than (i) negative (-) $26,500,000 for the fiscal quarter ending March 31, 2014, (ii) negative (-) $24,000,000 for the fiscal quarter ending June 30, 2014, (iii) negative (-) $20,600,000 for the fiscal quarter ending September 30, 2014, (iv) negative (-) $12,000,000 for the fiscal quarter ending December 31, 2014, (v) negative (-) $3,500,000 for the fiscal quarter ending March 31, 2015 and (vi) $4,000,000 for the fiscal quarter ending June 30, 2015 and each fiscal quarter thereafter, tested on a trailing twelve (12) month basis at all times.”

The Amendment is filed as Exhibit 10.11 to this Report and is incorporated by reference herein, and the above description of the material terms of the Amendment is qualified in its entirety by reference to such Exhibit.

On April 30, 2014, the Company entered into the Amended and Restated Collateral Assignment of Account (the “A&R Collateral Assignment”), which provides that the current Minimum Account Balance Amount, currently no less than the Maximum Revolving Advance Amount as defined in Section 2 of the A&R Collateral Assignment, now include the following addition:

“upon receipt by the Agent of evidence that the Assignor has obtained credit insurance with regard to all Receivables in form and substance acceptable to the Agent in its sole discretion, the Minimum Account Balance Amount shall be reduced from the Maximum Revolving Advance Amount to $7,000,000.”

The A&R Collateral Assignment is filed as Exhibit 10.12 to this Report and is incorporated by reference herein, and the above description of the material terms of the A&R Collateral Assignment is qualified in its entirety by reference to such Exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.11 Second Amendment to Revolving Credit and Security Agreement, dated April 30, 2014, between the Corporation and PNC Bank, National Association
Exhibit 10.12 Amended and Restated Collateral Assignment of Account, dated April 30, 2014, between the Corporation and PNC Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2014	ANADIGICS, Inc.
By: /s/ Terrence G. Gallagher
Name: Terrence G. Gallagher
Title: Vice President and Chief Financial Officer

Exhibit 10.11

SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Agreement”) is entered into as of April 30, 2014 by and among ANADIGICS, INC., a corporation organized under the laws of the State of Delaware (the “Borrower”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

RECITALS

Whereas, the Borrower and the Lenders entered into a certain Revolving Credit and Security Agreement dated April 30, 2013 (as has been, is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”); and

Whereas, Borrower and the Lenders have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of the Lenders’ continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)	The following definition is hereby added to Section 1.1 of the Loan Agreement to read as follows:

“Second Amendment Closing Date”:  As of April 30, 2014.

(b)	Subsection 6.5(a) of the Loan Agreement is hereby deleted in its entirety and replaced with a new Subsection 6.5(a) to read as follows:

(a)           Minimum EBITDA Covenant.  Cause to be maintained as of the end of each fiscal quarter, an EBITDA of not less than (i) negative (-) $26,500,000 for the fiscal quarter ending March 31, 2014, (ii) negative (-) $24,000,000 for the fiscal quarter ending June 30, 2014, (iii) negative (-) $20,600,000 for the fiscal quarter ending September 30, 2014, (iv) negative (-) $12,000,000 for the fiscal quarter ending December 31, 2014, (v) negative (-) $3,500,000 for the fiscal quarter ending March 31, 2015 and (vi) $4,000,000 for the fiscal quarter ending June 30, 2015 and each fiscal quarter thereafter, tested on a trailing twelve (12) month basis at all times.

3)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A)	the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B)	to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C)	all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date;

(D)	Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E)	this Agreement is a modification of an existing obligation and is not a novation.

4)	PRECONDITIONS. As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A)	provide the Agent with this Agreement and the Amended and Restated Collateral Assignment of Account, each properly executed;

(B)	provide the Agent with Resolutions and Secretary Certificates of the Borrower in form and substance acceptable to the Agent which approves the modification contemplated hereby;

(C)	pay to the Agent an amendment fee in the amount of $20,000;

(D)	pay all legal fees incurred by the Agent in entering into this Agreement to Wilentz, Goldman & Spitzer via wire transfer; and

(E)	pay all other fees and costs incurred by the Lenders in entering into this Agreement.

5)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles.  This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents.  This Agreement, the Loan Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

6)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

Attest:	ANADIGICS, Inc.

/s/ Terrence G. Gallagher	By: /s/ Ronald Michels
Name: TERRENCE G. GALLAGHER	Name: RONALD MICHELS
Title: Vice President and Chief Financial Officer	Title: Chairman and Chief Executive Officer

PNC BANK, NATIONAL ASSOCIATION
Lender and as Agent

By: /s/ Joseph Kotusky
Name: JOSEPH KOTUSKY
Title: Vice President

Exhibit 10.12

AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF ACCOUNT

THIS AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF ACCOUNT (this “Agreement”) entered into as of this 30th day of April, 2014 by and between ANADIGICS, INC., a Delaware corporation, with an address at 141 Mt. Bethel Road, Warren, New Jersey 07059 (the “Assignor”), and PNC BANK, NATIONAL ASSOCIATION, located at PNC Bank Center, Two Tower Center Boulevard, East Brunswick, New Jersey  08816 (“PNC”), as Agent for the Lenders ( as such terms are defined below).

WHEREAS, pursuant to a certain Revolving Credit and Security Agreement dated April 30, 2013 (as it may be amended, supplemented, replaced or restated from time to time, the “Loan Agreement”) by and among Anadigics, Inc. (the “Borrower”), the Assignor, PNC, the various financial institutions named in therein or which hereafter become a party thereto (together with PNC collectively, “Lenders”) and PNC as agent for Lenders (in such capacity, “Agent”), the Lenders have agreed to make certain loans to the Assignor;

WHEREAS, the Assignor has established with the Agent the Account, as defined below, in which it has deposited funds in the aggregate amount of $11,000,000; and

WHEREAS, the Assignor has agreed to hold in trust for and assign to the Lenders the Account and the monies therein as collateral security for the Assignor’s existing and future obligations to the Lenders under the Loan Agreement and the Other Documents based on the terms memorialized herein.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make and/or continue to make the Advances, the Assignor hereby agrees with the Lenders as follows:

1.  The Assignor hereby assigns to and holds in trust for the Lenders all funds deposited in the special account entitled Anadigics, Inc., fbo PNC Business Credit Collection Account (the “Account”), as collateral security for Assignor’s existing and future obligations to Lenders under the Loan Agreement and the Other Documents, and Assignor shall have no right of access to or withdrawal from such account, without the prior written consent of Agent.  The Assignor directs the holder of the Account to honor all instructions from Agent with respect to the disposition of existing and future funds, from time to time, in the Account and, upon request of either Agent or Assignor, to remit, without deduction, all funds therein directly to Agent.

2.  The Assignor represent and warrants that (i) at no time shall the aggregate amount of funds deposited in the Account by the Assignor be less than an amount equal to the Maximum Revolving Advance Amount (as such amount may change from time to time) (herein referred to as the “Minimum Account Balance Amount”) and (ii) there has been no other assignment or pledge of the Account.  Notwithstanding anything to the contrary herein, upon receipt by the Agent of evidence that the Assignor has obtained credit insurance with regard to all Receivables in form and substance acceptable to the Agent in its sole discretion, the Minimum Account Balance Amount shall be reduced from the Maximum Revolving Advance Amount to $7,000,000.

3.  The Lenders’ rights or benefits hereunder may not be waived or modified without Agent’s written consent.

4.  The Assignor agrees to save and hold harmless, defend and indemnify the Lenders against all actions, proceedings, claims, demands, losses, outlays, damages, or expenses, including reasonable legal fees, of every nature and character as may arise or be made against the Lenders with respect to the Account and this Agreement, or which the Lenders may reasonably incur in defending or prosecuting, settling or discontinuing any such proceedings, actions, claims, damages, expenses or outlays.

5.  This Agreement shall not be terminable by Assignor without the written consent of Agent; however, this Agreement shall automatically terminate upon the termination of the Loan Agreement and the Other Documents.  The Agent at any time upon written notice to the Assignor may terminate this Agreement.

6.  All notices, demands, monthly account statements, and general correspondence by any party relating to this Agreement shall be in writing and (except for account statements and other informational documents which may be sent by first class mail postage pre-paid) personally delivered or sent by registered or certified mail, postage pre-paid, return receipt requested or by pre-paid telex, facsimile, telecopy, telegram (with messenger delivery specified) or other method of electronic communication to the Assignor or the Agent, as applicable, at its address set forth above.

7.  All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

8.  This Agreement is intended to amend, restate and replace a certain Assignment of Account issued by and among the Assignor and the Agent for the benefit of the Lenders dated as of April 30, 2013.  This Agreement is not a novation.

THIS AGREEMENT HAS BEEN DELIVERED TO AND ACCEPTED BY THE LENDERS IN AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  THE PARTIES AGREE TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK IN CONNECTION WITH ANY MATTER ARISING HEREUNDER, INCLUDING THE COLLECTION AND ENFORCEMENT HEREOF.

THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE LENDERS IN THE ENFORCEMENT HEREOF.  THIS WAIVER IS MADE KNOWINGLY AND IN CONSIDERATION OF THE LOAN EVIDENCED HEREBY.

IN WITNESS WHEREOF, the undersigned have executed this agreement the date first dated above.

Attest:	ANADIGICS, Inc.

/s/ Terrence G. Gallagher	By: /s/ Ronald Michels
Name: TERRENCE G. GALLAGHER	Name: RONALD MICHELS
Title: Vice President and Chief Financial Officer	Title: Chairman and Chief Executive Officer

Approved and Accepted by:
PNC BANK, NATIONAL ASSOCIATION
As Agent for the Lenders

By: /s/ Joseph Kotusky
Name: JOSEPH KOTUSKY
Title: Vice President